UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Inflation Management Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET INFLATION MANAGEMENT FUND INC.
(NYSE: IMF)

620 Eighth Avenue, 49th Floor, New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 16, 2012

To the Stockholders:

The Annual Meeting of Stockholders of Western Asset Inflation Management Fund Inc. (the "Fund") will be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, April 27, 2012 at 11:30 a.m., New York time, for the purposes of considering and voting upon the following:

1. The election of Directors (Proposal 1);

2. If properly before the Meeting, a stockholder proposal presented under the heading "Proposal 2" in the Proxy Statement accompanying this Notice (Proposal 2);

3. Any other business that may properly come before the Meeting.

The Board recommends that you vote "FOR" Proposal 1 and "AGAINST" Proposal 2.

The Board of Directors has fixed the close of business on February 28, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

March 16, 2012

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (which will be made available to you separately) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the proxy card or voting instruction form.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.
(NYSE: IMF)

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Western Asset Inflation Management Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, April 27 2012 at 11:30 a.m., New York time, and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

This Proxy Statement and the accompanying materials are being made available to stockholders on or about March 16, 2012.

The Fund is organized as a Maryland corporation and is a registered investment company.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 620 Eighth Avenue, New York, NY 10018, is the Fund's investment adviser and administrator. Pursuant to respective sub-advisory agreements with LMPFA, Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("Western Asset Limited") and Western Asset Management Company Pte. Ltd. ("Western Singapore") are the Fund's subadvisors. LMPFA, Western Asset, Western Asset Limited and Western Singapore are all wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of each nominee in Proposal 1 and "AGAINST" Proposal 2. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Board has fixed the close of business on February 28, 2012 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. Stockholders are not entitled to any appraisal rights as the result of any proposal. At the Record Date, the Fund had outstanding 7,062,862 shares of Common Stock, par value $0.001 per share, the only authorized class of stock.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 55 Water Street, New York, New York 10041 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the Fund's website at www.leggmason.com/cef or on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposal 1 and "AGAINST" Proposal 2.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to Proposal 2. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of Proposal 1 and against Proposal 2.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder's shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of Proposal 1 and against Proposal 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Required Vote

Proposal 1:

• Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a Meeting at which a quorum is present.

• For purposes of Proposal 1, abstentions and broker non-votes are not considered "votes cast" and, therefore, do not affect the plurality vote required for the election of Directors.

Proposal 2:

• If properly presented and if a quorum is present, a majority of the votes cast will decide Proposal 2.

• Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not affect the majority vote required for the approval of Proposal 2 although they will be considered present for the purpose of determining the presence of a quorum.

Whether or not a quorum is present, the chairman of the meeting may move for one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on April 27, 2012

The proxy statement and related materials are available at http://www.edocumentview.com/IMF_MTG

Proposal No. 1: Election of Directors

In accordance with the Fund's Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class I have terms expiring at the Meeting, and they have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2015 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. The terms of office of the remaining Class II and Class III Directors expire at the 2013 and 2014 Annual Meetings of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) "FOR" the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees is set forth on the following page.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class I Directors until 2015 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. LLC ("Legg Mason & Co") 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2004	President, Colman Consulting Co.	26	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2004	Retired; formerly, Associate General Counsel, Pfizer, Inc.	26	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Professor of Italian and French Languages, Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984-2009).	26	None

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table provides information concerning the remaining Directors of the Fund:

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class II Directors serving until the 2013 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2004	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	26	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 2004	President, W.R. Hutchinson & Associates Inc. (consulting)	26	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

INTERESTED DIRECTOR

R. Jay Gerken, CFA* Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2004	Managing Director, Legg Mason; Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board, Trustee, or Director of 161 funds associated with LMPFA and its affiliates (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates	161	None

*  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an officer of LMPFA and certain of its affiliates.

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class III Directors serving until 2014 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2004	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	26	None

Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2004	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)	26	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a Director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person's service as a board member of other funds in the Legg Mason fund complex; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Gerken, his or her status as not being an "interested person" as defined in the 1940 Act; and, as to Mr. Gerken, his role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; Mr. Salacuse, academic leadership and managerial experience, international investment experience, world affairs and foreign relations experience and service as a board member of other registered investment companies; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the

Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2011:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS

Carol L. Colman	A	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

William R. Hutchinson	C	E

Dr. Riordan Roett	A	C

Jeswald W. Salacuse	A	D

INTERESTED DIRECTOR

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  The term, "Family of Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At February 28, 2012, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Common Stock.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2011.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended December 31, 2011 and the total compensation paid to each Director during the calendar year ended December 31, 2011. The Directors listed below are members of the Fund's Audit and Nominating Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2011 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 12/31/11	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/11
Directorships(2)
Carol L. Colman	$3,398	$221,625
Daniel P. Cronin	3,398	223,625
Paolo M. Cucchi	3,212	211,625
Leslie H. Gelb	3,158	209,625
Willian R. Hutchinson	3,707	243,625
Dr. Riordan Roett	2,837	191,625
Jeswald W. Salacuse	3,599	237,625

(1)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  Each Director currently holds 26 investment company directorships within this Fund Complex.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund's operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, Western Asset Limited, Western Singapore, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Directors review the Fund's financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the "Nominating Committee") that meet periodically and whose responsibilities are described below.

During the fiscal year ended December 31, 2011, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's Annual Meeting of Shareholders held on February 28, 2011.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. R. Jay Gerken serves as Chairman of the Board. Mr. Gerken is an "interested person" of the Fund. The appointment of Mr. Gerken as Chairman reflects the Board's belief that his experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations provides the Board with insight into the Fund's business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of board meetings. Mr. Salacuse serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund's management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board's membership) and the Board's general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset, Western Asset Limited and Western Singapore, the Fund's subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund's Audit Committee is composed entirely of all of the Independent Directors: Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Hutchinson serves as the Chair of the Audit Committee and has been determined by the Board to be an "audit committee financial expert." The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met five times during the fiscal year ended December 31, 2011. The Fund's Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on May 21, 2010, a copy of which was attached as Annex A to the Fund's proxy statement, dated January 7, 2011.

Nominating Committee

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the fiscal year ended December 31, 2011. The Fund's Board of Directors most recently reviewed and re-adopted a Nominating Committee Charter at a meeting held on February 11, 2010, a copy of which was attached as Annex B to the Fund's proxy statement dated January 29, 2010.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Risk Oversight

The Board's role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund's investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Officers

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Richard F. Sennett Legg Mason & Co. 55 Water Street, New York, NY 10041 Birth year: 1970	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.'s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC's Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC's Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Vanessa A. Williams Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1979	Identity Theft Prevention Officer	Since 2011	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. or its predecessor (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessor (2004 to 2008)

Steven Frank Legg Mason & Co. 55 Water Street, New York, NY 10041 Birth Year: 1967	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2002); Treasurer of certain funds associated with Legg Mason or its affiliates (since 2010); formerly, Controller of certain funds associated with Legg Mason or its predecessors (2005 to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2004	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as LMPFA, Western Asset and certain of their affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended December 31, 2011, all such filing requirements were met with respect to the Fund.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on February 17, 2012, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by the Statement on Auditing Standards No. 61 as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual reports for the Fund's fiscal year ended December 31, 2011.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

February 17, 2012

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Board of Directors, including the Directors who are not "interested" persons, unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

PROPOSAL 2: STOCKHOLDER PROPOSAL REGARDING TERMINATING THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN LEGG MASON PARTNERS FUND ADVISOR, LLC AND THE FUND

What is the Proposal?

Mr. Donald R. Logan, 4035 Via Laguna, Santa Barbara, California 93110, has notified the Fund that he is the beneficial owner of shares in your Fund valued at more than $2,000 for more than one year and will introduce the proposal set forth below at the Meeting:

RESOLVED: The Investment Management Agreement between Legg Mason Partners Fund Advisor, LLC ("Legg Mason") and Western Asset Inflation Management Fund Inc. (NYSE symbol "IMF") shall be terminated.

Mr. Logan has submitted the following statement in support of his proposal:

SUPPORTING STATEMENT: You will become more wealthy if you vote FOR this shareholder proposal. For many years IMF has sold at a persistent discount to its net asset value ("NAV"). If the existing Investment Management Agreement is terminated by this shareholder proposal, the Board may be forced to open-end, liquidate or hire a new, more shareholder-friendly advisor. If IMF is open-ended or liquidated all shareholders will benefit because the discount will go away. For example, if you owned 1,000 shares of IMF on February 27, 2012, your IMF shares would have been worth approximately $19,750 (the "NAV") if IMF opened or liquidated on that date, but only $17,730 (the "discounted value") if IMF remained a closed-end fund. This is an immediate increase of over $2,000, or 11.40%, for you if my proposal wins.

Legg Mason, its affiliates, and the Board benefit from keeping shareholder assets under management, in the closed-end format, so they can continue to extract various large fees and expenses, which is one of the reasons IMF sells at a discount to NAV. If IMF is open-ended or liquidated shareholders get richer by receiving the larger number (the NAV), while Legg Mason, its affiliates, and the hand-picked Directors will lose their large fees and expense accounts. If IMF is open-ended many shareholders will exit which proves that the Board is keeping shareholders in the closed-end format against the best interests of shareholders.

Legg Mason and its direct affiliates receive management fees, investment advisory fees, and brokerage fees from IMF. Board Directors receive fees and expenses. Unfortunately for stockholders, the Board consists of hand-picked Directors who may be beholden to Legg Mason for their jobs as Directors and they have done nothing to address the discounted value of IMF shares. Directors may be ignoring their fiduciary responsibilities to shareholders in favor of their own interests.

Under the Investment Company Act of 1940, this shareholder proposal, to terminate the investment advisory agreement, is the only type of shareholder proposal that the Board cannot legally ignore. They have denied and vigorously thwarted all previous pressure from shareholders over the past few years (read the SEC filings for additional proof).

Legg Mason and its affiliates are the main impediment to open-ending or liquidation because their various large fees will disappear if shareholders can receive NAV by exiting. Over twenty-five similar closed-end funds have opened or liquidated over the past few years, but it takes smart shareholders who want greater wealth, who vote FOR shareholder proposals. No shareholder needs this closed-end fund with high fees paid to Legg Mason. Shareholders are better off getting NAV and putting their money in lower-cost, better performing, nearly identical alternatives including the iShares fund, NYSE symbol: TIP.

Please realize that Legg Mason's response to this shareholder proposal is self-serving, in the interest of Legg Mason, not in your interest. Your vote FOR terminating the Investment Advisory Agreement is a vote for getting NAV and thereby increasing the value of your shares.

STATEMENT OF OPPOSITION

What do the Directors recommend?

Your Board of Directors unanimously recommends that you vote "AGAINST" the stockholder proposal. The key reasons are:

•  Termination of the investment management agreement (the "agreement") with Legg Mason Partners Fund Advisor, LLC ("Legg Mason") fails to alleviate Mr. Logan's concerns, and instead could leave the Fund orphaned without an investment adviser, disrupt the Fund's investment process and increase costs of the Fund.

•  Mr. Logan really just wants to open-end or liquidate the Fund and he already proposed open-ending the Fund, just last year, and the Fund's shareholders rejected Mr. Logan's proposal. By continuing these proposals to accomplish indirectly objectives that have been rejected by shareholders when proposed directly, Mr. Logan is trying to deprive you of your ability to invest in the Fund and is wasting your time and money!

•  Contrary to the personally disparaging remarks by Mr. Logan, your Board of Directors ("Board") is not "hand-picked" by Legg Mason. All the Directors of this Fund have been elected by you, the shareholders. In carrying out their responsibilities, they seek to protect your interests.

•  Your Board continues to believe that the closed-end format is in the best interests of shareholders.

Termination of the investment management agreement fails to alleviate Mr. Logan's concerns, and instead could leave the Fund orphaned without an investment adviser, disrupt the Fund's investment process and increase costs of the Fund. The concern prompting Mr. Logan's proposal is the discount of the price at which the Fund's shares trade from their net asset value ("NAV"). He claims that "Legg Mason and its affiliates are the main impediment to open-ending or liquidation" and suggests that termination of the agreement may force in the conversion of the Fund from closed-end to open-end or in the Fund's liquidation. However, the decision to open-end or liquidate a Fund does not rest with its investment adviser; in accordance with your Fund's charter, such decisions require the vote of stockholders and the Board. Obtaining shareholders' approval of a Fund liquidation or conversion to an open-end structure is uncertain and the vote can take significant time if a quorum can be achieved. Indeed, in the event that shareholder approval of liquidation or conversion of the Fund is not obtained after termination of the investment management agreement, the Fund would be exposed to market movements without an investment adviser, with the potential for significant investor losses. Mr. Logan already proposed open-ending the Fund, just last year, and the Fund's shareholders rejected his proposal. This is an imprudent way to seek Mr. Logan's real objectives of changing the Fund's closed-end structure.

Mr. Logan also suggests that retention of a new investment adviser will cause the discount to shrink or disappear. However, he offers no evidence in support of this assertion and his view would seem to be based on conjecture. As discussed further below, your Board, in conjunction with Legg Mason and its affiliates, considers on an ongoing basis the possible reasons for the discount from net asset value and possible approaches for reducing it, and continues to believe that the closed-end structure is in the best interests of shareholders.

Not only would termination of the investment management agreement fail to address Mr. Logan's concern, but it would also lead to a disruption in the Fund's investment process. Termination of the agreement would require that a new investment adviser be hired–while the Board would use its best efforts to search for a suitable replacement investment adviser to manage the Fund, there is no assurance on the length of time it would take the Board to find and retain a qualified investment adviser that would agree to assume the management of the Fund for a reasonable fee and other costs and obtain shareholder approval of the new adviser, leaving the possibility open that the Fund could be without an investment adviser at all for a period of time. Additionally, the search for and the costs associated with the hiring of a new investment adviser and the negotiation of a new investment management agreement would be borne by the Fund and its stockholders. Such costs could include consultants and third party information providers to quantify and analyze information, the holding of a special stockholders' meeting to approve any new management agreement, potentially amending certain of the Fund's existing investment objectives to align with those required by a new adviser and increased charges by existing services providers associated with the transition. There can be no assurance what the effects of those costs would be.

Your Board continues to believe that the closed-end format is in the best interests of shareholders. Mr. Logan's assertion that the Board is "hand-picked" by Legg Mason is simply untrue–directors are elected by stockholders. Also contrary to Mr. Logan's assertion in his supporting statement, your Board is continuously working in cooperation with Legg Mason and its affiliates towards enhancing shareholder value. They have considered other possible actions (including merging, liquidating or open-ending the Fund or conducting a tender offer) and may decide to implement any of these actions if they deem it appropriate in the future. In addition, your Board, in conjunction with Legg Mason and its affiliates, considers on an ongoing basis the possible reasons for any discount from net asset value and possible approaches for reducing it.

The Board also continues to believe, for the following reasons, that the benefits to shareholders of the closed-end status of the Fund currently outweigh the advantages which an open-ended structure or liquidation would offer:

o  As a closed-end fund, your Fund has certain inherent advantages over the open-end structure. Mr. Logan's proposal seeks to force indirectly a fundamental change in the nature of your investment by converting your investment from a closed-end fund to an open-end fund. However, the proposal does not discuss the potential negative consequences of abandoning the closed-end structure. A closed-end fund is different from an open-end fund in meaningful ways, and investors often choose a closed-end fund for the very characteristics that distinguish it from an open-end fund.

  •  Your Fund has the ability to always be fully invested. Since stockholders cannot redeem their shares every day as they would in an open-end fund, a closed-end fund permits fuller investment of capital because there is no need to keep large allocations in cash to meet potential redemptions. This benefit becomes more pronounced during times of economic crisis when a closed-end fund can manage its assets in a much more opportunistic manner. In contrast, an open-end fund during times of crisis must focus on liquidity management because it may be forced to sell portfolio securities at inopportune times in response to redemption requests.

  •  Long-term stockholders of closed-end funds benefit from the cyclical nature of trading discounts by participating in dividend reinvestment plans such as that offered by your Fund. When the Fund's shares trade at a discount to net asset value, dividends owed to participants in the dividend reinvestment plan are used to purchase shares of the Fund on the open market at prevailing market prices. If the trading discount were to narrow in the future, participants in the dividend reinvestment plan have the potential to realize enhanced returns. At times, such as when the Fund's shares are trading at a premium over net asset value, dividend reinvestments are made in newly issued shares at the higher of 98% of net asset value or 95% of market price. Because open-end funds may not issue shares for less than full net asset value, if your Fund were to convert into an open-end fund, stockholders would no longer be able to reinvest their dividends at a price below net asset value.

  •  Closed-end funds have the ability to use leverage for the benefit of stockholders. Your Fund has used leverage strategically and has increased distributions to its stockholders as a result. Liquidation or conversion to an open-end fund would cause your Fund to lose this flexibility.

  •  Experience suggests that there are more redemptions in open-end funds near market bottoms, which often are good times to invest and not good times to sell portfolio securities, because prices are depressed. Conversely, new money tends to be invested in open-end funds near market peaks, which are generally not good times for funds to invest. These factors have a tendency to increase investment volatility. Closed-end funds like your Fund, on the other hand, are able to maintain their investment strategy during these peaks and troughs without their portfolio managers being forced to invest new money or liquidate portfolio holdings at times when sound investment practice could dictate otherwise and without generating unnecessary portfolio turnover and transaction costs.

o  The closed-end fund structure is advantageous to your Fund's investments in inflation-protected securities. The closed-end fund format is particularly advantageous for a fund that invests a substantial portion of its assets in inflation-protected securities issued by the U.S. Treasury ("TIPS"). This advantage stems from the fact that while the principal value of TIPS increases or decreases based on inflation rates, if held to maturity, TIPS will not return less than their original principal value. Thus, your Fund's structure as a closed-end fund is beneficial to you as your Fund is able to hold TIPS to maturity to collect the full principal amount, whereas an open-end fund may be forced to sell TIPS prior to maturity and at a decreased value in an effort to meet redemption requests. Similarly, liquidation may force the sale of TIPS prior to maturity and at a decreased value, which would cause a loss of net asset value in your shares that may have been avoided if your Fund had maintained its closed-end structure and thus the ability to hold the TIPS to maturity.

o  Liquidation is a process that may impair the value of your Fund's portfolio holdings. In the time it could take to properly liquidate the Fund, many market and/or economic events could occur that would result in a change in the value of the Fund's assets and net asset value per share, and in its stock price. In addition, the costs and expenses involved in liquidation would reduce the amount stockholders receive from the liquidation. Furthermore, the current global credit crisis and economic conditions in the United States make it an inopportune time in which to sell portfolio holdings. Again, the Fund would face these market developments without an investment adviser following termination of the investment management agreement. Legg Mason and its affiliates have advised your Board that it believes, over time, the asset values of your Fund's portfolio holdings will increase.

In summary, your Board believes that there is an important continuing service to be provided to you and to the investing public by maintaining the operations of your Fund under its current investment management agreement, subject to annual review by the Board. Therefore, the Board recommends that you vote "AGAINST" the stockholder proposal.

WHAT IS THE REQUIRED VOTE?

The vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for the approval of Proposal 2, which means a vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. For purposes of the vote on Proposal 2, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

ADDITIONAL INFORMATION

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2010 and December 31, 2011 for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $29,600 in December 31, 2010 and $62,750 December 31, 2011.

Audit-Related Fees. There were no fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund's financial statements, other than the Audit fees described above, for the fiscal years ended December 31, 2010 and December 31, 2011 were $0 and $0, respectively.

In addition, there were no Audit-Related Fees billed for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were $3,100 and $3,200, respectively.

There were no fees billed by KPMG to Service Affiliates for tax services during the fiscal years ended December 31, 2010 and December 31, 2011 that were required to be approved by the Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended December 31, 2010 and December 31, 2011.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended December 31, 2010 and December 31, 2011.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended December 31, 2010 and December 31, 2011.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended December 31, 2010 and December 31, 2011 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% Beneficial Ownership

At February 28, 2012, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund's capital stock outstanding is noted in the table below. As of the close of business on February 28, 2012, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 7,061,818 shares, equal to approximately 99% of the Fund's outstanding shares.

Percent		Name	Address
20.30	%(1)	Karpus Management, Inc., d/b/a Karpus Investment Management	183 Sully's Trail Pittsford, NY 14534
20.40	%(2)	First Trust Portfolios L.P.	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(1)  Based upon information disclosed in a Schedule 13D filed with the SEC on December 9, 2011 by Karpus Management, Inc.

(2)  Based upon information disclosed in a Schedule 13G/A filed jointly with the SEC on February 13, 2012 by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2013 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 16, 2012. Any stockholder who desires to bring a proposal at the 2013 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from January 27, 2013 to February 26, 2013. However, if the Fund's 2013 Annual Meeting of Stockholders is held earlier than March 28, 2013 or later than May 27, 2013, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2013 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2013 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2013 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Inflation Management Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The Fund has retained Georgeson Inc. to aid in this solicitation of proxies. The costs of preparing, assembling, mailing material and solicitation of proxies will be borne by the Fund and are expected to be approximately $30,000. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

March 16, 2012

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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ENDORSEMENT_LINE _ __ __ __ SACKPACK_ __ __ __ _	000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 26, 2012.

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Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/
• Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

‚ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

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A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and AGAINST Proposal 2.

1. Election of the Class I Directors	For	Withhold	For	Withhold	For	Withhold
01 - Carol L. Colman*	☐	☐	02 - Daniel P. Cronin*	☐	☐	03 - Paolo M. Cucchi*	☐	☐

*Each to serve until the 2015 Annual Meeting of Stockholders.

For	Against	Abstain
2. A stockholder proposal to terminate the existing investment management agreement.	☐	☐	☐	Any other business that my properly come before the meeting.

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2012.

The Notice of Meeting, Proxy Statement and Proxy Card are available at: http://www.edocumentview.com/IMF_MTG

‚IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

Proxy — WESTERN ASSET INFLATION MANAGEMENT FUND INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2012

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Inflation Management Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue (at 41ST Street), 49th Floor, New York, New York on April 27, 2012, at 11:30 a.m. Eastern Daylight Time and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as director and “AGAINST” the termination of the investment management agreement.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.